UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 8, 2003

MICRO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-06253	33-0569235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Goodyear, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 837-3700

Item 5.	Other Events and Regulation FD Disclosure.

The following information is filed pursuant to Item 5, “Regulation FD Disclosure.”

Related Party Matters

ev3 Inc., a Delaware corporation (“ev3”), and Micro Investment, LLC, a Delaware limited liability company (“Micro Investment”), completed a contribution and exchange transaction (the “Exchange”) on August 29, 2003 which resulted in ev3 LLC, a Delaware limited liability company (“ev3 LLC”), becoming the 100% owner of both ev3 and Micro Investment.

ev3 LLC is majority-owned by Warburg, Pincus Equity Partners, L.P., a Delaware limited liability partnership, and three affiliated partnerships (collectively, “Warburg Pincus”). ev3 LLC owns 100% of the membership interests of Micro Investment. Micro Investment owns approximately 70% of the outstanding common stock of MTI. Micro Investment was majority-owned by Warburg Pincus prior to the completion of the Exchange.

ev3, together with its subsidiaries (including ev3 International, Inc., ev3 K.K. (Japan) and ev3 Canada, Inc.), provides inventory management, sales, marketing, administrative and distribution services for MTI, including distribution of MTI’s peripheral vascular product line in the U.S., distribution of MTI’s peripheral and neuro vascular products in Canada and Japan, marketing, sales solicitation, administrative services and distributor management services outside the U.S., Canada and Japan, and warehousing of MTI’s neuro vascular products. ev3 was majority-owned by Warburg Pincus prior to the completion of the Exchange.

The following five members of MTI’s Board of Directors directly or indirectly hold equity interests in ev3 LLC and are directors and/or officers of ev3: Paul Buckman, James Corbett, Dale A. Spencer, Richard B. Emmitt and Elizabeth H. Weatherman.

Pursuant to the terms of the May 25, 2001 securities purchase agreement between MTI and Micro Investment, MTI must use its best efforts to cause to be elected and to remain as a director on the Board of Directors, (a) four persons designated by Micro Investment, as long as Micro Investment owns at least 30% of the outstanding shares of common stock of MTI, (b) three persons designated by Micro Investment, as long as Micro Investment owns at least 20% of the outstanding shares of common stock of MTI, (c) two persons designated by Micro Investment, as long as Micro Investment owns at least 10% of the outstanding shares of common stock of MTI and (d) one person designated by Micro Investment, as long as Micro Investment owns at least 5% of the outstanding shares of common stock of MTI. Mr. Buckman, Mr. Emmitt, Mr. Spencer, and Ms. Weatherman are Micro Investment’s four Board of Director designees.

The two members of MTI’s Board of Directors who are neither members of ev3 LLC nor are serving on the management teams of MTI or ev3 (or its subsidiaries) constitute an independent committee of MTI’s Board of Directors. This independent committee evaluates and considers approval of all transactions between MTI and ev3 and its subsidiaries.

Item 9.	Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure.”

Conference Call

On October 8, 2003, Micro Therapeutics, Inc. (“MTI”) held a conference call with analysts and investors to reiterate MTI’s full year 2003 financial guidance and provide guidance for 2004 and 2005. The transcript of the conference call is furnished as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 7.	–Exhibits

(c)	Exhibits.

Exhibit Number	Description

99.1	Transcript of Conference Call held October 8, 2003.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO THERAPEUTICS, INC

October 10, 2003	/s/ HAROLD A. HURWITZ
Harold A. Hurwitz Assistant Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of Conference Call held October 8, 2003.